SALOMON BROTHERS HIGH INCOME FUND II INC



May 14, 2001

Dear Shareholders:

We are pleased to provide the annual report for the Salomon Brothers High Income Fund II Inc ("Fund") as of April 30, 2001. We hope you find this report to be useful and informative. Included are a market commentary, a schedule of the Fund's investments as of April 30, 2001, and financial statements for the year ended April 30, 2001.

The Fund distributed dividends totalling $1.56 per share during the period. The table below shows the annualized distribution rate and the total return for the period covered by this report based on the Fund's April 30, 2001 net asset value ("NAV")/1/ per share and its New York Stock Exchange ("NYSE") closing price:

                              Annualized           Twelve-Month
              Price Per Share Distribution Rate/2/ Total Return/2/
              --------------- -------------------- ---------------
              $11.08 (NAV)    12.45%               7.11%
              $10.96 (NYSE)   12.59%               6.85%

In comparison, the Salomon Smith Barney High Yield Market Index ("SSB High Yield Market Index")/3/ returned 0.80% and the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")/4/ returned 11.12% for the same period. Past performance is not indicative of future results.

U.S. HIGH-YIELD MARKET

The year ended April 30, 2001, was a volatile one for the high-yield bond market, which managed to return 0.80%, according to the SSB High Yield Market Index, despite uncertainty in interest rates, the U.S. economic outlook and the capital markets. Early in the year, continued strength in the U.S. economy and a strong stock market caused concerns that inflation would rise. As a result, in May 2000, the Federal Reserve Board ("Fed") increased the federal funds rate ("fed funds rate")/5/ 50 basis points./6/
--------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand.
2 Total returns are based on changes in net asset value or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.115 for twelve months. This rate is as of May 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
3 The SSB High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Please note that an investor cannot invest directly in an index.
4 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady bonds and other similar sovereign restructured bonds traded in the emerging market. Please note that an investor cannot directly invest in an index.
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
6 A basis point is 0.01% or one one-hundredth of a percent.

SALOMON BROTHERS HIGH INCOME FUND II INC



This uncertain interest rate environment, increased volatility in the stock market and caused substantial high-yield mutual fund outflows, which drove negative returns in the high-yield market through the first quarter of the fiscal year. However, during the summer of 2000, the high-yield bond market enjoyed some relief and positive returns as the Fed held interest rates steady in response to data hinting at a slowdown in the U.S. economy.

From September to November 2000, the high-yield market reversed course into negative territory once again as a series of negative earnings revisions and economic data renewed concerns over sustainable economic growth and corporate profitability. Additionally, the high-yield market's autumn difficulties were exacerbated by uncertainty surrounding the U.S. elections, continued mutual fund outflows and limited broker-dealer liquidity, which was further reduced by consolidations in the brokerage industry.

In December, the high-yield market enjoyed a modest rally as well-received comments from Alan Greenspan, expressing a shift in concern towards the slowing economy and away from potential inflation, sparked hope of interest rate cuts in the first quarter of 2001. The new calendar year began on a positive note, and the much anticipated interest rate cuts materialized in January as the Fed lowered the fed funds rate twice, each time by 50 basis points. The improved market sentiment and renewed retail demand pushed the high-yield market higher for the first two months of the year. However, despite interest rate cuts of 50 basis points in March and April of 2001, further earnings warnings in the technology and telecommunications sectors drove the market down in both months.

For the year ended April 30, 2001, the top-performing industries in high-yield included cable & other media, gaming and utilities due to their relatively stable and predictable cash flows. Strong natural gas prices drove out performance in energy. Healthcare was supported by strong earnings and a favorable legislative environment. Financials outperformed as a result of the strong economic environment that existed through most of the year.

The worst performing industry group during the Fund's fiscal year was telecommunications. This sector suffered as earnings warnings and liquidity issues increased investors' concerns regarding the viability of many business plans and the likelihood that additional funding would be provided. In addition, worries over an emerging slowdown in new vehicle sales and a sluggish aftermarket parts business drove underperformance in automotive. Metals/mining underperformed due to sharply higher levels of steel imports, declining steel demand and plummeting steel product prices.
Technology performance suffered in the high-yield market in tandem with the Nasdaq Composite Index/7/ as demand dropped off dramatically. Rising raw material prices negatively impacted the containers sector.

In terms of credit quality, BB issues significantly outperformed B issues, which in turn significantly outperformed CCC issues as investors favored the greater liquidity and higher credit quality offered by BB issues. BB, B and CCC issues returned 12.75%, negative 0.77% and negative 17.27%, respectively, for the fiscal year, according to the SSB High Yield Market Index.

The main driver of the Fund's performance during the fiscal year was the underweighting in telecommunications. In addition, the Fund benefited from a shift to an overweighting in energy and gaming. The Fund's performance was adversely affected by an overweighting in automotive and by underweightings in financial, healthcare and utilities. Over the course of the fiscal year, the Fund responded to market conditions by increasing its positions in gaming, energy and services/other and by reducing its positions in automotive, chemicals, industrial and technology.
--------
7 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

SALOMON BROTHERS HIGH INCOME FUND II INC


Outlook

While current valuations appear attractive, we expect the high-yield bond market to continue to experience volatility in the near-term as the longer-term positive effects of any Fed interest rate cuts and lower long-term interest rates are offset by several factors in the short run, including (i) heightened default concerns, (ii) disappointing corporate profitability, (iii) continued concerns over the U.S. and global economies, (iv) reduced secondary market liquidity and (v) equity market volatility. In light of these conditions, we are continuing to pursue a more conservative investment strategy geared to accumulating BB-rated credits in non-cyclical industries.

EMERGING MARKETS DEBT

Emerging markets debt returned 11.12% for the year ended April 30, 2001, as measured by the EMBI+. Performance across many countries was balanced as nine out of sixteen countries outperformed the index. Mexico's upgrade to investment-grade/8/ status, in addition to higher market liquidity, attracted a broader group of investors to the asset class. This trend continued through January 2001, but slowed in momentum with the overall level of economic activity. Technicals remained strong, helping the asset class decouple from other risk-oriented markets. Emerging markets debt outperformed most financial assets, especially U.S. and European high-yield securities, and U.S. and global stock markets for the period.

At the commencement of the Fund's annual period, the Fed continued with its inflationary bias, which had driven overnight rates to 6.50%. In December 2000, the market received a boost as the Fed changed its focus on the U.S. economy from inflation to a slowdown, and commenced easing interest rates, bringing overnight rates to 4.50% as of April 30, 2001./9/ The Fed's changing bias was caused by evidence that U.S. economic growth has slowed considerably in recent months. The reduction in U.S. interest rates may provide a boost to Latin America due to the regions' heavy dependence on capital inflows. We believe this potential positive development could be balanced by the effects of an economic slowdown in the U.S.

Oil prices, an important driver of value in the emerging debt markets, continue to remain at high levels. Fiscal balances and monetary reserves improved substantially as high oil prices contributed to overall credit quality in Russia, Venezuela, Algeria, Colombia and Mexico -- all oil producers and all substantial holdings for the Fund. Prices fluctuated during the period, ranging from a low of $22.40 per barrel to a high of $32.46 per barrel. Oil prices closed the period at $28.46. Stable or slightly weaker oil prices will be a modest benefit for the oil importers, without significantly undermining the very strong external and fiscal performance of the major oil exporters.

Return volatility/10/ for emerging markets debt remained substantially below historical levels. Return volatility for the 12 months ended April 30, 2001 was 9.50%, well below the 19% historical level. However, the combination of the Turkish and Argentine financial and political crises in the first quarter of 2001 registered an upward movement in volatility levels. We think this will normalize as the year progresses.
--------
 8 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's
   Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.
 9 On May 15, 2001, after this letter was written, the Fed cut interest rates
   50 basis points.
10 Return volatility is the standard deviation of monthly returns over the period being measured.

SALOMON BROTHERS HIGH INCOME FUND II INC


Individual country performance was generally good as 9 of 16 index countries outperformed the EMBI+ return of 11.12%. The following is a brief description of each sector's highlights over the past twelve months.

Latin America

Latin America as a region returned 8.33% for the year ended April 30, 2001, underperforming the index return of 11.12%. Among the key developments in Latin America during the Fund's fiscal year, Vincente Fox was elected as President, Brazil obtained a successful $5 billion, 40-year debt exchange and Venezuela credit quality continued to improve. Argentina's recession and its continuing political and economic woes contributed to the region's underperformance.

Ecuador

Ecuador returned 45.96% for the period, dominating individual country performance. Ecuador completed its debt restructuring of defaulted Brady bonds/11/, exchanging them for two issues of global bonds during the year. The relatively fast resolution of this Brady bond default surprised the market and drove Ecuador's returns. In addition, the Paris Club/12/ granted Ecuador a standard rescheduling of $880 million of bilateral debt. Ecuador continues to face a number of economic and political challenges. President Noboa has developed a good working relationship with the International Monetary Fund ("IMF")/13/, an important factor that has been missing in recent years. Ecuador's budget forecasts seem realistic, and are not based on sustained high oil prices. However, in our opinion, the country still needs comprehensive tax reforms to improve its overall fiscal health.

Venezuela

Venezuela returned 20.97% for the year ended April 30, 2001. Oil price strength continues to drive the Venezuelan economy as fiscal and external accounts have shown marked improvement over year earlier levels. The level of international reserves provides a clear measure of the positive impact that rising oil prices have had on Venezuelan credit quality. The stock of international reserves, approximately $23 billion, exceeds the stock of external debt. One further promising figure for 2000 was the lowest reported inflation figure in fourteen years, 13.4%, down from 20% in 1999. We maintained our overweight position in Venezuelan debt instruments.

Mexico

Mexico returned 15.09% for the period. Mexico had an extremely eventful second half of the year with the election of the first non-PRI party president in 70 years, Vincente Fox. The appointment of Francisco Gil Diaz in February as minister of finance was especially well received by the market. The Mexican economy benefited from rising oil prices, as reflected in its overall levels of growth and fiscal strength. Mexico's progress and its sound fundamentals have been widely recognized by the market. Mexican debt currently trades approximately 400 basis points under the market Index.
--------
11 Brady bonds are publicly traded, U.S. dollar-denominated bonds of developing countries, mainly in Latin America. Brady bonds are issued in a restructuring in exchange for commercial bank loans in default.
12 The Paris Club is the official group of sovereign lenders who have extended credit to sovereign governments.
13 The IMF is an international organization of 183 member countries, established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

SALOMON BROTHERS HIGH INCOME FUND II INC


Brazil

Brazil returned 11.10% for the period, slightly underperforming the EMBI+. We believe low inflation, continued growth and moderating oil prices should enable Brazil to continue to improve its credit quality. The spike in volatility in international financial markets combined with concerns about weakness in the Brazilian currency impacted the economy and led the Central Bank to raise the Selic, the overnight lending rate by 100 basis points in March and April to 16.25% percent. On a spread duration basis we maintained our neutral stance to the index in Brazil.

Non-Latin America

Non-Latin American countries outperformed Latin countries during the fiscal year, returning 19.10% for the year ended April 30, 2001, as measured by the EMBI+. Algeria drove returns in Africa while Russia, Poland and Bulgaria positively drove Eastern European returns. Turkey was the worst performer in the index, devaluing its currency in the wake of a domestic banking crisis.

African Credits

Algeria, returned 20.50% for the period, benefitting from rising oil and gas prices and political stability. Morocco returned 9.65% for the period, trailing the EMBI+. Morocco's economy is highly dependent on the performance of the agricultural sector and a recent shortage of rainfall has reduced the country's growth expectations from 8-10% down to 4-5%. The privatization of Maroc Telecom occurred in late December 2000. The government will receive $2.2 billion from Vivendi Universal, which will help finance its budget deficit.

Russia

Russia returned 29.08% for the period, driven primarily by sustained high oil prices. Russia's hard currency reserves doubled from 1999 levels and currently stand in excess of $30 billion. This reserve position substantially strengthens Russia's credit quality. The Russian Federation Council approved the 2001 budget in the fourth quarter of 2000. We believe the budget is conservative and the London Club financing received in August makes Russia's 2001 debt service obligations very manageable. Russia's attractiveness to investors further improved when the government decided to pay its Paris Club debts in January and February and assured it would meet all of its remaining 2001 Paris Club obligations on time. Finally, the period ended positively as the government and the IMF made progress on structural reform objectives for 2001 which includes tax reform, the reduction and streamlining of regulatory procedures and an improvement in accounting standards. We remained overweight in Russia throughout the Fund's fiscal year.

Turkey

Turkey was the worst performer in the index during the period, returning a negative 7.77% for the year. The November 2000 banking crisis became a full-scale balance of payments crisis for Turkey, which ultimately led to the devaluation of the currency. The IMF granted the Turkish Treasury over $20 billion in financial aid during the course of the Fund's fiscal year in an attempt to restore confidence in the domestic banking sector. Recently, Stanley Fischer of the IMF provided the most unequivocal statement of support for Turkey since the devaluation, arguing that it deserves the support of the international community and that it will get it. The potential for negative political surprises

SALOMON BROTHERS HIGH INCOME FUND II


diminished somewhat, but we feel the political situation still remains unpredictable. On a promising note Turkey was the best performer in the index for April 2001, returning 7.81%. We will continue to monitor developments in Turkey.

Outlook

The high-yield market closed the annual period with spreads at 787 basis points over Treasuries. Emerging debt markets have come under pressure with the developed world's economic slowdown, the poor performance of the stock markets and the financial woes of Turkey and Argentina. Although we have reduced our exposure to market risk over the past few months, we continue to remain invested in a diversified portfolio of emerging markets debt securities.

In a continuing effort to provide timely information concerning Salomon Brothers High Income Fund II Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers High Income Fund II Inc stock account, please call PFPC Global Fund Services at 1-800-331-1710.

Sincerely,

/s/ Heath B. McLendon    /s/ Peter J. Wilby
Heath B. McLendon        Peter J. Wilby
Chairman and President   Executive Vice President

/s/ Beth A. Semmel       /s/ James E. Craige
Beth A. Semmel           James E. Craige
Executive Vice President Executive Vice President

SALOMON BROTHERS HIGH INCOME FUND II INC

Schedule of Investments
April 30, 2001

   Face
  Amount                                          Security                                           Value
--------------------------------------------------------------------------------------------------------------
  Corporate Bonds -- 61.0%
  Basic Industries -- 4.7%
$ 5,000,000   Abitibi-Consolidated Inc., 8.550% due 8/1/10....................................... $ 5,243,750
 10,000,000   AEI Resources Inc., 10.500% due 12/15/05 (a)(b)(c).................................   3,450,000
  5,000,000   APP China Group Ltd., 14.000% due 3/15/10 (a)(b)(c)................................     337,500
  5,000,000   Avecia Group PLC, 11.000% due 7/1/09...............................................   5,300,000
  4,000,000   Berry Plastics Corp., 12.250% due 4/15/04..........................................   3,820,000
  2,800,000   Borden Chemicals & Plastics Ltd., 9.500% due 5/15/05 (b)(c)........................     490,000
  2,500,000   Gentek Inc., 11.000% due 8/1/09....................................................   2,500,000
 10,000,000   Glencore Nickel Property Ltd., 9.000% due 12/1/14..................................   6,850,000
 14,475,000   Jordan Industries Inc., zero coupon until 4/1/02 (11.750% thereafter), due 4/1/09..   7,599,375
              P&L Coal Holdings Corp.:
  1,500,000     8.875% due 5/15/08...............................................................   1,575,000
  2,500,000     9.625% due 5/15/08...............................................................   2,637,500
  4,675,000   PCI Chemicals Canada Inc., 9.250% due 10/15/07 (b)(c)..............................   1,729,750
  5,000,000   Polymer Group Inc., 9.000% due 7/1/07..............................................   1,975,000
  3,500,000   Radnor Holdings Corp., 10.000% due 12/1/03.........................................   2,922,500
  5,000,000   Republic Technology International Corp., 13.750% due 7/15/09 (b)(c)................     350,000
    925,000   Tembec Industries Inc., 8.625% due 6/30/09.........................................     957,375
                                                                                                  -----------
                                                                                                   47,737,750
                                                                                                  -----------
  Consumer Cyclicals -- 3.8%
  2,500,000   Advance Stores Co. Inc., 10.250% due 4/15/08.......................................   2,362,500
  2,500,000   Argosy Gaming Co., 10.750% due 6/1/09..............................................   2,696,875
  6,625,000   Aztar Corp., 8.875% due 5/15/07....................................................   6,765,781
  1,700,000   Choctaw Resort Development Enterprise, 9.250% due 4/1/09 (a).......................   1,761,625
              Cole National Group, Inc.:
  2,000,000     9.875% due 12/31/06..............................................................   1,790,000
  2,000,000     8.625% due 8/15/07...............................................................   1,710,000
  3,000,000   Finlay Enterprises Inc., 9.000% due 5/1/08.........................................   2,778,750
  5,000,000   Guitar Center Management, 11.000% due 7/1/06.......................................   4,937,500
              HMH Properties Inc.:
    500,000     7.875% due 8/1/05................................................................     492,500
  7,000,000     7.875% due 8/1/08................................................................   6,860,000
  2,000,000   Leslie's Poolmart Inc., 10.375% due 7/15/04........................................   1,670,000
  3,500,000   Mattress Discounters Co., 12.625% due 7/15/07......................................   2,835,000
  2,025,000   Pillowtex Corp., 9.000% due 12/15/07 (b)(c)........................................      91,125
    750,000   Tommy Hilfiger USA Inc., 6.500% due 6/1/03.........................................     712,500
  1,575,000   WestPoint Stevens, Inc., 7.875% due 6/15/05........................................     941,062
                                                                                                  -----------
                                                                                                   38,405,218
                                                                                                  -----------


--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

                   SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 2001

   Face
  Amount                               Security                              Value

--------------------------------------------------------------------------------------
  Consumer Non-Cyclicals -- 14.3%
$11,000,000   AKI Inc., 10.500% due 7/1/08................................ $9,900,000
  2,000,000   American Safety Razor Co., 9.875% due 8/1/05................  1,980,000
  4,000,000   Circus Circus Enterprise Inc., 9.250% due 12/1/05...........  4,065,000
  5,000,000   Coast Hotels & Casinos, Inc., 9.500% due 4/1/09.............  5,106,250
  1,000,000   Davita Inc., 9.250% due 4/15/11 (a).........................  1,037,500
  2,500,000   Elizabeth Arden Inc., 11.750% due 2/1/11....................  2,643,750
  1,500,000   Fleming Cos. Inc., 10.125% due 4/1/08 (a)...................  1,571,250
  3,875,000   French Fragrance Inc., 10.375% due 5/15/07..................  3,884,688
  2,750,000   Fresenius Medical Care Capital Trust II, 7.875% due 2/1/08..  2,674,375
  3,750,000   Harrah's Operating Co. Inc., 7.875% due 12/15/05............  3,796,875
              HCA - The Healthcare Co.:
  5,000,000     6.910% due 6/15/05........................................  4,975,000
    625,000     8.750% due 9/1/10.........................................    675,781
  3,040,000     8.360% due 4/15/24........................................  2,937,400
  3,511,000   Hines Horticulture, Inc., 12.750% due 10/15/05..............  3,221,342
  6,500,000   Home Interiors & Gifts Inc., 10.125% due 6/1/08.............  2,502,500
  7,750,000   Horseshoe Gaming LLC, 9.375% due 6/15/07....................  8,118,125
  4,500,000   Iasis Healthcare Corp., 13.000% due 10/15/09................  4,882,500
  5,500,000   Imperial Holly Corp., 9.750% due 12/15/07 (b)(c)............    508,750
  5,769,000   Iowa Select Farms, L.P., 10.750% due 12/1/06................  2,596,050
  3,000,000   Mandalay Resort Group, 10.250% due 8/1/07...................  3,165,000
  5,000,000   MGM Grand Inc., 9.750% due 6/1/07...........................  5,375,000
  2,500,000   Mohegan Tribal Gaming Corp., 8.750% due 1/1/09..............  2,593,750
  5,000,000   North Atlantic Trading Co., 11.000% due 6/15/04.............  4,100,000
              Park Place Entertainment Inc.:
  5,750,000     9.375% due 2/15/07........................................  6,023,125
  3,750,000     8.875% due 9/15/08........................................  3,871,875
  3,000,000   Premier International Foods Corp., 12.000% due 9/1/09.......  3,015,000
  2,201,000   Pueblo Xtra International Inc., 9.500% due 8/1/03...........    451,205
              Revlon Consumer Products Corp.:
  3,450,000     8.125% due 2/1/06.........................................  2,432,250
  3,750,000     9.000% due 11/1/06........................................  2,737,500
              Rite Aid Corp.:
  4,000,000     10.500% due 9/15/02 (a)...................................  3,960,000
  4,300,000     7.625% due 4/15/05........................................  3,504,500
              Station Casinos, Inc.:
  3,000,000     8.375% due 2/15/08 (a)....................................  3,037,500
  1,875,000     9.875% due 7/1/10.........................................  1,957,031


--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 2001

    Face
   Amount                                   Security                                    Value
--------------------------------------------------------------------------------------------------
  Consumer Non-Cyclicals -- 14.3% (continued)
               Sun International Hotels Inc.:
 $   750,000     9.000% due 3/15/07................................................. $    742,500
   4,500,000     8.625% due 12/15/07................................................    4,342,500
   3,000,000   Syratech Corp., 11.000% due 4/15/07..................................    1,878,750
               Tenet Healthcare Corp.:
   1,750,000     8.000% due 1/15/05.................................................    1,820,000
   5,250,000     9.250% due 9/1/10..................................................    5,978,437
   6,500,000   Triad Hospitals Inc., 8.750% due 5/1/09 (a)..........................    6,662,500
   2,500,000   United Industries Corp., 9.875% due 4/1/09...........................    1,837,500
   2,500,000   Vlasic Foods International Inc., 10.250% due 7/1/09 (b)(c)...........      762,500
   6,000,000   Windmere-Durable Holdings, Inc., 10.000% due 7/31/08.................    5,550,000
   3,500,000   Winsloew Furniture, Inc., 12.750% due 8/15/07........................    3,237,500
                                                                                     ------------
                                                                                      146,113,059
                                                                                     ------------
  Energy -- 7.3%
               Belco Oil & Gas Corp.:
   1,500,000     10.500% due 4/1/06.................................................    1,522,500
   3,761,000     8.875% due 9/15/07.................................................    3,742,195
   5,500,000   Canadian Forest Oil Ltd., 8.750% due 9/15/07.........................    5,637,500
   4,000,000   Comstock Resources Inc., 11.250% due 5/1/07..........................    4,220,000
  10,000,000   Continental Resources Inc., 10.250% due 8/1/08.......................    8,750,000
   5,530,000   Grey Wolf Inc., 8.875% due 7/1/07....................................    5,654,425
   2,250,000   Ico Inc., 10.375% due 6/1/07.........................................    2,264,062
   5,000,000   Key Energy Services Inc., 14.000% due 1/15/09........................    5,900,000
   2,000,000   Lomak Petroleum Inc., 8.750% due 1/15/07.............................    1,960,000
               Nuevo Energy Co.:
   2,000,000     9.500% due 6/1/08..................................................    2,007,500
   4,000,000     9.375% due 10/1/10.................................................    4,477,500
   5,000,000   Ocean Energy Inc., 8.875% due 7/15/07................................    5,325,000
   4,000,000   Parker Drilling Corp., 9.750% due 11/15/06...........................    4,190,000
   4,250,000   Pioneer Natural Resource Co., 9.625% due 4/1/10......................    4,659,062
   4,250,000   Plains Resources Inc., 10.250% due 3/15/06...........................    4,319,062
   1,000,000   R&B Falcon Corp., 9.500% due 12/15/08................................    1,162,500
   5,000,000   Vintage Petroleum Inc., 9.750% due 6/30/09...........................    5,525,000
   2,500,000   Western Gas Resources Inc., Company Guaranteed, 10.000% due 6/15/09..    2,693,750
                                                                                     ------------
                                                                                       74,010,056
                                                                                     ------------
  Financial -- 2.6%
   1,975,400   Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19..........    1,233,914
   7,000,000   Felcor Lodging L.P., 9.500% due 9/15/08..............................    7,332,500


--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 2001


   Face
  Amount                                             Security                                             Value
-------------------------------------------------------------------------------------------------------------------
  Financial -- 2.6% (continued)
$10,000,000   Meristar Hospitality Corp., 9.125% due 1/15/11 (a)...................................... $10,250,000
  7,996,000   Morgan Stanley Aircraft Finance, Series 1A, Class D1, 8.700% due 3/15/23................   5,037,480
  7,500,000   Nationwide Credit Inc., 10.250% due 1/15/08.............................................   2,625,000
                                                                                                       -----------
                                                                                                        26,478,894
                                                                                                       -----------
  Housing Related -- 0.8%
              American Standard Inc.:
    625,000     7.375% due 4/15/05....................................................................     625,000
  1,675,000     7.375% due 2/1/08.....................................................................   1,666,625
              Nortek Inc.:
  4,025,000     9.875% due 3/1/04.....................................................................   4,045,125
  2,000,000     8.875% due 8/1/08.....................................................................   1,920,000
                                                                                                       -----------
                                                                                                         8,256,750
                                                                                                       -----------
  Industrial - Manufacturing -- 3.4%
  4,500,000   Aqua Chemical Inc., 11.250% due 7/1/08..................................................   3,240,000
              BE Aerospace:
  2,000,000     9.500% due 11/1/08....................................................................   2,070,000
    500,000     8.875% due 5/1/11 (a).................................................................     505,000
  3,000,000   Blount Inc., 13.000% due 8/1/09.........................................................   1,635,000
  8,800,000   Breed Technologies Inc., 9.250% due 4/15/08 (b)(c)......................................         880
  2,000,000   Fedders North America, Inc., 9.375% due 8/15/07.........................................   1,882,500
  7,000,000   Foamex L.P., 9.875% due 6/15/07.........................................................   4,103,750
  3,750,000   Hexcel Corp., 9.750% due 1/15/09........................................................   3,637,500
  2,500,000   International Utility Structures Inc., 10.750% due 2/1/08...............................   1,600,000
  8,000,000   Key Plastics, Inc., 10.250% due 3/15/07 (b)(c)..........................................         800
  2,750,000   Moll Industries, Inc., 10.500% due 7/1/08...............................................     976,250
  3,750,000   Motors & Gears, Inc., 10.750% due 11/15/06..............................................   3,731,250
  7,500,000   Sequa Corp., 9.000% due 8/1/09..........................................................   7,650,000
  2,250,000   Terex Corp., 10.375% due 4/1/11 (a).....................................................   2,306,250
  2,000,000   Williams Scotsman Inc., 9.875% due 6/1/07...............................................   1,720,000
                                                                                                       -----------
                                                                                                        35,059,180
                                                                                                       -----------
  Media - Telecommunications -- 14.7%
              Adelphia Communications Corp.:
  2,136,263     9.500% due 2/15/04....................................................................   2,056,153
  1,500,000     10.500% due 7/15/04...................................................................   1,548,750
 10,500,000   Avalon Cable Holdings LLC, zero coupon until 12/1/03 (11.875% thereafter), due 12/1/08..   8,268,750
  2,000,000   Call Net Enterprises Inc., zero coupon until 8/15/03 (8.940% thereafter), due 8/15/08...     410,000
  8,250,000   Century Communications, zero coupon due 1/15/08.........................................   3,939,375


--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 2001


   Face
  Amount                             Security                              Value
------------------------------------------------------------------------------------
Media - Telecommunications -- 14.7% (continued)
$ 8,000,000 Charter Communications Holdings LLC, zero coupon until
              4/1/04 (9.920% thereafter), due 4/1/11................... $ 5,740,000
            Citadel Broadcasting Co.:
  2,500,000   10.250% due 7/1/07.......................................   2,675,000
  2,250,000   9.250% due 11/15/08......................................   2,418,750
            CSC Holdings Inc.:
  5,250,000   9.875% due 2/15/13.......................................   5,604,375
    500,000   10.500% due 5/15/16......................................     563,750
  5,000,000   9.875% due 4/1/23........................................   5,387,500
  4,000,000 Frontiervision Holdings L.P., zero coupon until 9/15/01
              (11.875% thereafter), due 9/15/07........................   4,080,000
            Global Crossing Holding Ltd.:
  2,500,000   9.125% due 11/15/06......................................   2,387,500
  4,250,000   9.500% due 11/15/09......................................   3,973,750
  7,500,000 Hollinger International Publishing Inc., 9.250% due 2/1/06.   7,762,500
  2,500,000 Insight Midwest L.P., 10.500% due 11/1/10 (a)..............   2,718,750
  3,000,000 Lamar Media Group, 9.625% due 12/1/06......................   3,157,500
  2,750,000 Leap Wireless International Inc., 12.500% due 4/15/10......   1,773,750
            Level 3 Communications Inc.:
  2,875,000   11.000% due 3/15/08......................................   1,990,937
    875,000   9.125% due 5/1/08........................................     568,750
  5,000,000 Mediacom LLC, 9.500% due 1/15/13 (a).......................   4,900,000
            Nextel Communications Inc.:
 10,000,000   Zero coupon until 10/31/02 (9.750% thereafter), due
               10/31/07................................................   6,900,000
  8,000,000   Zero coupon until 2/15/03 (9.950% thereafter), due
               2/15/08.................................................   5,340,000
  4,150,000 NextLink Communications Inc., 10.750% due 6/1/09...........   2,075,000
            NTL Communications Corp.:
  3,000,000   11.500% due 2/1/06.......................................   2,550,000
 10,000,000   Zero coupon until 10/1/03 (12.375% thereafter), due
               10/1/08.................................................   5,300,000
  8,250,000 Price Communications Wireless Inc., 9.125% due 12/15/06....   8,538,750
            PSINet Inc.:
  1,500,000   11.500% due 11/1/08 (b)(c)...............................     105,000
  4,500,000   11.000% due 8/1/09 (b)(c)................................     315,000
 10,000,000 R.H. Donnelly Corp., 9.125% due 6/1/08.....................  10,250,000
  2,500,000 Rogers Cantel, Inc., 9.375% due 6/1/08.....................   2,487,500
  6,500,000 Rogers Communications Inc., 8.875% due 7/15/07.............   6,532,500
 10,000,000 Sun Media Corp., 9.500% due 2/15/07........................  10,100,000
  1,650,000 Telecorp PCS Inc., 10.625% due 7/15/10.....................   1,575,750



--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 2001

   Face
  Amount                             Security                              Value
-------------------------------------------------------------------------------------
Media - Telecommunications -- 14.7% (continued)
            Telewest Communications PLC:
$ 2,500,000   9.625% due 10/1/06....................................... $  2,300,000
  3,250,000   11.000% due 10/1/07......................................    3,144,375
  3,125,000   Zero coupon until 4/15/04 (9.250% thereafter), due
               4/15/09.................................................    1,773,437
  3,750,000 Ubiquitel Operating Co., zero coupon until 4/15/05 (14.000%
              thereafter), due 4/15/10.................................    1,612,500
 13,000,000 United International Holdings, zero coupon until 2/15/03
              (10.750% thereafter), due 2/15/08........................    6,435,000
  1,000,000 World Color Press, Inc., 7.750% due 2/15/09................      980,000
                                                                        ------------
                                                                         150,240,652
                                                                        ------------
Services - Other -- 5.1%
            Allied Waste North America, Inc.:
  1,850,000   7.875% due 1/1/09........................................    1,826,875
  4,500,000   10.000% due 8/1/09.......................................    4,674,375
  3,500,000 American Tower Corp., 9.375% due 2/1/09 (a)................    3,508,750
  5,000,000 Avis Group Holdings Inc., 11.000% due 5/1/09...............    5,643,750
  4,375,000 Comforce Operating Inc., 12.000% due 12/1/07...............    3,270,313
  5,750,000 Crown Castle International Corp., 10.750% due 8/1/11.......    6,166,875
  4,000,000 Holt Group, 9.750% due 1/15/06 (b)(c)......................      215,000
  1,625,000 Integrated Electric Services Co., 9.375% due 2/1/09........    1,596,562
            Iron Mountain Inc.:
    750,000   8.750% due 9/30/09.......................................      766,875
  2,000,000   8.625% due 4/1/13........................................    2,020,000
  6,000,000 Mail-Well Corp., 8.750% due 12/15/08.......................    5,190,000
  4,400,000 Pierce Leahy Co., 8.125% due 5/15/08.......................    4,389,000
  6,500,000 Safety-Kleen Corp., 9.250% due 5/15/09 (b)(c)..............          650
  6,250,000 SBA Communications Corp., 10.250% due 2/1/09 (a)...........    6,218,750
  4,000,000 Sitel Corp., 9.250% due 3/15/06............................    3,460,000
            Spectrasite Holdings Inc.:
  4,300,000   Zero coupon until 4/15/04 (11.250% thereafter), due
               4/15/09.................................................    2,300,500
  1,000,000   Zero coupon until 3/15/05 (12.875% thereafter), due
               3/15/10.................................................      500,000
                                                                        ------------
                                                                          51,748,275
                                                                        ------------
Technology - Electronics -- 1.2%
  7,000,000 American Business Information Inc., 9.500% due 6/15/08.....    4,585,000
  6,250,000 Polaroid Corp., 11.500% due 2/15/06........................    2,343,750
  6,500,000 Xerox Cap Europe PLC, 5.750% due 5/15/02...................    5,622,500
                                                                        ------------
                                                                          12,551,250
                                                                        ------------



--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 2001


      Face
     Amount                               Security                              Value
------------------------------------------------------------------------------------------
Transportation -- 1.3%
$ 5,000,000      Enterprise Shipholding Inc., 8.875% due 5/1/08 (a)(b)...... $  2,325,000
  5,500,000      Northwest Airlines Corp., 7.625% due 3/15/05...............    5,252,500
  6,163,415      Viacao Aerea Riograndens, 9.600% due 2/10/05...............    5,639,525
                                                                             ------------
                                                                               13,217,025
                                                                             ------------
Utilities -- 1.8%
  4,000,000      The AES Corp., 9.375% due 9/15/10..........................    4,170,000
  2,875,000      Azurix Corp., 10.750% due 2/15/10..........................    2,932,500
                 Calpine Corp.:
  2,675,000        8.750% due 7/15/07.......................................    2,701,750
  3,500,000        8.500% due 5/1/08........................................    3,508,750
  2,425,000        7.750% due 4/15/09.......................................    2,324,969
  2,500,000        8.625% due 8/15/10.......................................    2,512,500
                                                                             ------------
                                                                               18,150,469
                                                                             ------------
                 Total Corporate Bonds (Cost -- $729,169,372)...............  621,968,578
                                                                             ------------
Convertible Corporate Bonds -- 0.4%
Technology -- 0.4%
  5,875,000      Aspect Telecommunications, zero coupon due 8/10/18.........    1,189,688
  3,625,000      Cypress Semiconductor Corp., 3.750% due 7/1/05.............    3,122,031
                                                                             ------------
                 Total Convertible Corporate Bonds (Cost -- $4,248,928).....    4,311,719
                                                                             ------------
      Face
    Amount+
-----------------
Sovereign Bonds -- 28.5%
Argentina -- 3.8%
                 Republic of Argentina:
  8,310,000/ARS/   8.750% due 7/10/02.......................................    6,918,075
    500,000        14.250% due 11/30/02 (d).................................      456,250
 29,000,000        13.969% due 4/10/05 (d)..................................   26,100,000
  8,823,145/ARS/ Bocon Pro 1, 2.766% due 4/1/07 (d).........................    5,604,299
                                                                             ------------
                                                                               39,078,624
                                                                             ------------
Brazil -- 8.1%
                 Federal Republic of Brazil:
 14,950,000        11.250% due 7/26/07......................................   14,755,650
  7,500,000        8.875% due 4/15/24.......................................    5,047,500



--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 2001


   Face
 Amount+                               Security                                Value
----------------------------------------------------------------------------------------
Brazil -- 8.1% (continued)
20,840,000   12.250% due 3/6/30............................................ $18,026,600
51,721,000   11.000% due 8/17/40...........................................  39,320,890
 7,757,883   C bond, 8.000% due 4/15/14....................................   5,847,504
                                                                            -----------
                                                                             82,998,144
                                                                            -----------
Bulgaria -- 1.6%
20,890,000 Republic of Bulgaria, FLIRB, Series A, 3.000% due 7/28/12 (d)...  15,824,175
                                                                            -----------
Columbia -- 0.8%
           Republic of Columbia:
 4,500,000   8.700% due 2/15/16............................................   3,352,500
 4,635,000   11.750% due 2/25/20...........................................   4,209,739
 1,250,000   11.850% due 3/9/28............................................   1,006,250
                                                                            -----------
                                                                              8,568,489
                                                                            -----------
Ecuador -- 1.0%
           Republic of Ecuador:
23,758,000   4.000% due 8/15/30 (a)(d).....................................   9,206,225
 2,200,000   4.000% due 8/15/30 (d)........................................     852,500
                                                                            -----------
                                                                             10,058,725
                                                                            -----------
Ivory Coast -- 0.3%
17,099,998 Republic of Ivory Coast, PDI, due 3/29/18 (b)(c)................   2,564,999
                                                                            -----------
Mexico -- 0.9%
10,000,000 United Mexican States, 8.125% due 12/30/19......................   9,120,000
                                                                            -----------
Panama -- 0.1%
   939,929 Republic of Panama, PDI, 6.4375% due 7/17/16 (d)................     756,643
                                                                            -----------
Peru -- 0.4%
           Republic of Peru:
   175,000   FLIRB, 4.000% due 3/7/17 (a)(d)...............................      94,500
 8,200,000   FLIRB, 4.000% due 3/7/17 (d)..................................   4,428,000
                                                                            -----------
                                                                              4,522,500
                                                                            -----------
Philippines -- 0.1%
 1,333,333 Republic of Philippines, NMB, 6.875% due 1/5/05 (d).............   1,276,667
                                                                            -----------
Poland -- 0.3%
 3,000,000 Republic of Poland, PDI, 6.000% due 10/27/14 (d)................   2,945,625
                                                                            -----------


--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 2001


   Face
 Amount+                               Security                                Value
-----------------------------------------------------------------------------------------
Russia -- 4.7%
           Russia:
22,500,000   10.000% due 6/26/07........................................... $ 18,084,375
43,657,643   8.250% due 3/31/10............................................   30,160,883
                                                                            ------------
                                                                              48,245,258
                                                                            ------------
Venezuela -- 6.4%
           Republic of Venezuela:
32,315,000   13.625% due 8/15/18...........................................   31,684,858
22,465,000   9.250% due 9/15/27............................................   15,573,862
   499,996   DCB, 7.375% due 12/18/07 (d)..................................      423,746
             FLIRB:
13,856,935    Series A, 5.6875% due 3/31/07 (d)............................   11,700,450
   571,420    Series B, 5.6875% due 3/31/07 (d)............................      482,493
 6,523,213   NMB, 7.500% due 12/18/05 (d)..................................    5,544,731
                                                                            ------------
                                                                              65,410,140
                                                                            ------------

           Total Sovereign Bonds (Cost -- $289,945,558)....................  291,369,989
                                                                            ------------
Loan Participations (e) -- 1.5%
 3,074,246 Kingdom of Morocco, Tranche A, 7.5625% due 1/1/09 (Chase
             Manhattan Bank, Goldman Sachs) (d)............................    2,724,551
           The People's Democratic Republic of Algeria:
 9,263,585   Tranche 1, 5.8125% due 9/4/06 (Chase Manhattan Bank, Goldman
              Sachs) (d)...................................................    8,059,319
 5,684,211   Tranche 3, 5.8125% due 3/4/10 (Chase Manhattan Bank) (d)......    4,604,211
                                                                            ------------
           Total Loan Participations (Cost -- $14,969,002).................   15,388,081
                                                                            ------------
  Shares
----------
Common Stock -- 0.0%
     1,311 UnitedGlobalCom Inc., Class A Shares (Cost -- $20,563)..........       21,012
                                                                            ------------



--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

April 30, 2001


  Shares                               Security                               Value
---------------------------------------------------------------------------------------
Preferred Stock -- 0.5%
    15,417 CSC Holdings Inc., Series M, 11.125% due 4/1/08................. $1,676,599
     3,850 Rural Cellular Corp., 12.500% due 5/11/15.......................  2,762,375
           TCR Holding Corp.:
    17,552   Class B (c)...................................................        176
     9,654   Class C (c)...................................................         97
    25,451   Class D (c)...................................................        255
    52,657   Class E (c)...................................................        527
    23,500 UnitedGlobalCom Inc., Series D, 7.000%..........................    470,000
                                                                            ----------
           Total Preferred Stock (Cost -- $5,748,778)......................  4,910,029
                                                                            ----------
Warrants and Rights (c) -- 0.5%
     5,000 APP China Group Ltd., Expires 3/15/10 (a).......................        500
29,381,748 Contifinancial Corp., Units of Interest, (Represents interests in a trust in the liquidation of Contifinancial Corp. and its affiliates) (f)...............................................  4,289,735
     2,750 Leap Wireless International Inc., (Exercise price of $96.80 per share expiring on 4/15/10. Each warrant exercisable for 5.146
             shares of common stock.) (a)..................................    110,344
     3,500 Mattress Discounters Co., (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.85 shares of Class A common stock and 0.539 shares of Class L common
             stock.).......................................................     26,687
     5,000 Republic Technologies International Inc., Expires 7/15/09.......        500
     5,000 Ubiquitel Operating Co., (Exercise price of $22.74 per share expiring on 4/15/10. Each warrant exercisable for 5.965 shares
             of common stock.).............................................     51,250
     8,025 Venezuela Discount Rights.......................................          8
     3,500 Winsloew Furniture, Inc., (Exercise price of $0.01 per share expiring on 8/15/07. Each warrant exercisable for 0.2298
             shares of common stock.)......................................     35,875
                                                                            ----------
           Total Warrants and Rights (Cost -- $4,818,110)..................  4,514,899
                                                                            ----------



--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

                   SALOMON BROTHERS HIGH INCOME FUND II INC
Schedule of Investments (continued)
April 30, 2001


   Face
  Amount                                  Security                                    Value
-------------------------------------------------------------------------------------------------
Repurchase Agreements -- 7.6%
$38,681,000 J.P. Morgan Securities Inc., 4.450% due 5/1/01; Proceeds at maturity
              -- $38,685,781; (Fully collateralized by U.S. Treasury Bonds,
              6.375% due 8/15/27; Market value -- $39,454,506)................... $   38,681,000
 38,681,000 Warburg Dillon Read LLC, 4.523% due 5/1/01; Proceeds at maturity --
              $38,685,860; (Fully collateralized by U.S. Treasury Notes & Bonds,
              5.625% to 7.250% due 10/31/01 to 5/15/16; Market value --
              $39,454,844).......................................................     38,681,000
                                                                                  --------------
            Total Repurchase Agreements (Cost -- $77,362,000)....................     77,362,000
                                                                                  --------------
            Total Investments -- 100% (Cost -- $1,126,282,311*).................. $1,019,846,307
                                                                                  ==============

--------
+   Face amount denominated in U.S dollars unless otherwise indicated.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Security is currently in default.
(c) Non-income producing security.
(d) Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(e) Participation interests were acquired through the financial institutions indicated.
(f) Security valued in accordance with fair valuation procedures.
*   Aggregate cost for Federal income tax purposes is substantially the same.


Abbreviations used in this schedule:
----------------------------------------------
ARS   -- Argentine Peso.
C     -- Capitalization Bond.
DCB   -- Debt Conversion Bond.
FLIRB -- Front Loaded Interest Reduction Bond.
NMB   -- New Money Bond.
PDI   -- Past Due Interest.


--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Assets and Liabilities
April 30, 2001


ASSETS:
   Investments, at value (Cost -- $1,126,282,311)................................................ $1,019,846,307
   Cash..........................................................................................            306
   Interest receivable...........................................................................     22,140,053
   Receivable for securities sold................................................................      6,921,732
   Prepaid expenses..............................................................................         31,934
                                                                                                  --------------
   Total Assets..................................................................................  1,048,940,332
                                                                                                  --------------

LIABILITIES:
   Loan (Note 9).................................................................................    260,000,000
   Payable for securities purchased..............................................................     19,835,162
   Dividends payable.............................................................................      2,507,005
   Loan interest payable.........................................................................      1,167,990
   Management fee payable........................................................................        837,517
   Administration fee payable....................................................................         83,752
   Accrued expenses..............................................................................        164,633
                                                                                                  --------------
   Total Liabilities.............................................................................    284,596,059
                                                                                                  --------------
Total Net Assets................................................................................. $  764,344,273
                                                                                                  ==============

NET ASSETS:
   Common stock ($0.001 par value, 100,000,000 shares authorized; 69,003,201 shares outstanding). $       69,003
   Additional paid-in capital....................................................................  1,013,338,636
   Overdistributed net investment income.........................................................     (2,542,310)
   Accumulated net realized loss from security transactions......................................   (140,085,052)
   Net unrealized depreciation of investments....................................................   (106,436,004)
                                                                                                  --------------
Total Net Assets................................................................................. $  764,344,273
                                                                                                  ==============
Net Asset Value, per share ($764,344,273 / 69,003,201 shares)....................................         $11.08
                                                                                                  ==============




--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

Statement of Operations
For the Year Ended April 30, 2001



INCOME:
   Interest........................................................................ $  116,852,466
                                                                                    --------------

EXPENSES:
   Interest expense (Note 9).......................................................     12,974,759
   Management fee (Note 2).........................................................      9,651,573
   Administration fee (Note 2).....................................................        965,157
   Audit and legal.................................................................        249,941
   Custody.........................................................................         76,792
   Directors' fees.................................................................         29,778
   Shareholder communications......................................................         29,453
   Other...........................................................................        152,082
                                                                                    --------------
   Total Expenses..................................................................     24,129,535
                                                                                    --------------
Net Investment Income..............................................................     92,722,931
                                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Net Realized Loss From Security Transactions (excluding short-term securities):
     Proceeds from sales...........................................................  1,099,639,312
     Cost of securities sold.......................................................  1,156,746,158
                                                                                    --------------
   Net Realized Loss...............................................................    (57,106,846)
                                                                                    --------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of year.............................................................   (124,238,419)
     End of year...................................................................   (106,436,004)
                                                                                    --------------
   Decrease in Net Unrealized Depreciation.........................................     17,802,415
                                                                                    --------------
Net Loss on Investments............................................................    (39,304,431)
                                                                                    --------------
Increase in Net Assets From Operations............................................. $   53,418,500
                                                                                    ==============



--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC

Statements of Changes in Net Assets
For the Years Ended April 30,


                                                                   2001           2000
                                                              -------------  -------------
OPERATIONS:
   Net investment income..................................... $  92,722,931  $  96,576,660
   Net realized loss.........................................   (57,106,846)   (35,895,120)
   (Increase) decrease in net unrealized depreciation........    17,802,415    (77,781,609)
                                                              -------------  -------------
   Increase (Decrease) in Net Assets From Operations.........    53,418,500    (17,100,069)
                                                              -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................   (95,243,747)   (95,974,620)
   Capital...................................................   (10,559,053)            --
                                                              -------------  -------------
   Decrease in Net Assets From Distributions to Shareholders.  (105,802,800)   (95,974,620)
                                                              -------------  -------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued on reinvestment of dividends
   (2,261,462 shares issued).................................    25,985,832             --
   Offering expenses credited to paid-in capital.............            --         24,975
                                                              -------------  -------------
   Increase in Net Assets From Capital Share Transactions....    25,985,832         24,975
                                                              -------------  -------------
Decrease in Net Assets.......................................   (26,398,468)  (113,049,714)

NET ASSETS:
   Beginning of year.........................................   790,742,741    903,792,455
                                                              -------------  -------------
   End of year*.............................................. $ 764,344,273  $ 790,742,741
                                                              =============  =============
* Includes overdistributed net investment income of:......... $  (2,542,310) $     (21,494)
                                                              =============  =============




--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

                   SALOMON BROTHERS HIGH INCOME FUND II INC
Statement of Cash Flows
For the Year Ended April 30, 2001


CASH FLOWS USED BY OPERATING ACTIVITIES:
   Purchases of long-term portfolio investments........................................... $(1,169,115,593)
   Proceeds from disposition of long-term portfolio investments and principal paydowns....   1,023,039,039
   Net sale of short-term portfolio investments...........................................       1,564,000
                                                                                           ---------------
                                                                                              (144,512,554)

   Net investment income..................................................................      92,722,931
   Capitalized income on payment-in-kind securities.......................................        (351,002)
   Amortization of net premium/discount on investments....................................     (24,574,201)
   Net change to receivables/payables related to operations...............................       1,579,444
                                                                                           ---------------
   Net Cash Flows Used by Operating Activities............................................     (75,135,382)
                                                                                           ---------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
   Increase in loan payable...............................................................     155,000,000
   Cash dividends paid....................................................................    (105,850,347)
   Proceeds from reinvestment of dividends................................................      25,985,832
                                                                                           ---------------
   Net Cash Flows Provided by Financing Activities........................................      75,135,485
                                                                                           ---------------
Net Increase in Cash......................................................................             103
Cash, Beginning of year...................................................................             203
                                                                                           ---------------
Cash, End of year......................................................................... $           306
                                                                                           ===============

--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

                   SALOMON BROTHERS HIGH INCOME FUND II INC

Notes to Financial Statements


Note 1. Significant Accounting Policies

Salomon Brothers High Income Fund II Inc ("Fund") was incorporated in Maryland and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maintain a high level of current income by investing primarily in a diversified portfolio of high-yield U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

SALOMON BROTHERS HIGH INCOME FUND II INC

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At April 30, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc, a wholly-owned subsidiary of Salomon Smith Barney Holdings ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager ("Investment Manager") to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell or hold particular securities of the Fund. The management fee for these services is payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Smith Barney Fund Management LLC, formerly known as SSB Citi Fund Management LLC, another subsidiary of SSBH, acts as the Fund's administrator
("Administrator") for which the Fund pays a monthly fee at an annual rate of 0.10% of the value of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. The administrator performs certain administrative services necessary for the operation of the Fund.

SALOMON BROTHERS HIGH INCOME FUND II INC

During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Investment Manager and Administrator as a percentage of the Fund's assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund's assets, including those investments purchased with leverage.

At April 30, 2001, the Investment Manager and Salomon Smith Barney Inc., an affiliate of the Investment Manager, owned 6,667 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager.

Note 3. Portfolio Activity

During the year ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

   Purchases............................................... $1,213,802,483
                                                            ==============
   Sales................................................... $1,099,639,312
                                                            ==============

At April 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

   Gross unrealized appreciation........................... $  29,200,718
   Gross unrealized depreciation...........................  (135,636,722)
                                                            -------------
   Net unrealized depreciation............................. $(106,436,004)
                                                            =============

Note 4. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to

SALOMON BROTHERS HIGH INCOME FUND II INC such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended April 30, 2001, the Fund did not enter into any written covered call or put option contracts.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At April 30, 2001, the Fund held loan participations with a total cost of $14,969,002.

Note 6. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Note 7. Dividends Subsequent to April 30, 2001

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.115 per share for the months of May, June, July and August 2001, payable on May 25, June 29, July 27 and August 31, 2001 to shareholders of record on May 15, June 12, July 17 and August 14, 2001, respectively.

SALOMON BROTHERS HIGH INCOME FUND II INC

Note 8. Capital Loss Carryforward

At April 30, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $83,075,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on April 30 of the year indicated:

                                 2007        2008        2009        Total
                              ----------- ----------- ----------- -----------
   Carryforward Amounts...... $32,298,000 $40,142,000 $10,635,000 $83,075,000

Note 9. Loan

At April 30, 2001, the Fund had outstanding a $260,000,000 loan pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc. acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

SALOMON BROTHERS HIGH INCOME FUND II INC

Financial Highlights

Data for a share of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

                                                                        2001      2000      1999(1)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year................................... $  11.85  $  13.54  $  15.00
                                                                      --------  --------  --------
Income (Loss) From Operations:
  Net investment income..............................................     1.37      1.45      1.23
  Net realized and unrealized loss...................................    (0.58)    (1.70)    (1.45)
                                                                      --------  --------  --------
Total Income (Loss) From Operations..................................     0.79     (0.25)    (0.22)
                                                                      --------  --------  --------
Offering Costs on Issuance of Common Stock...........................       --        --     (0.02)
                                                                      --------  --------  --------
Less Distributions From:
  Net investment income..............................................    (1.40)    (1.44)    (1.22)
  Capital............................................................    (0.16)       --        --
                                                                      --------  --------  --------
Total Distributions..................................................    (1.56)    (1.44)    (1.22)
                                                                      ========  ========  ========
Net Asset Value, End of Year......................................... $  11.08  $  11.85  $  13.54
                                                                      ========  ========  ========
Per Share Market Value, End of Year.................................. $  10.96  $ 11.750  $ 12.625
                                                                      ========  ========  ========
Total Return, Based on Market Price Per Share(2).....................     6.85%     5.45%    (7.57)%++
Ratios to Average Net Assets:
  Total expenses, including interest expense.........................     3.09%     2.09%     1.54%+
  Total expenses, excluding interest expense (operating expenses)....     1.43%     1.29%     1.24%+
  Net investment income..............................................    11.87%    11.48%     9.84%+
Loans Outstanding, End of Year (000s)................................ $260,000  $105,000  $105,000
Weighted Average Interest Rate on Loans..............................     6.69%     6.18%     5.72%
Net Assets, End of Year (000s)....................................... $764,344  $790,743  $903,792
Portfolio Turnover Rate..............................................      118%       68%       66%
-------------------------------------------------------------------------------------------------------

(1) For the period from May 28, 1998 (commencement of operations) through April 30, 1999.
(2) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

SALOMON BROTHERS HIGH INCOME FUND II INC

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers High Income Fund II Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers High Income Fund II Inc (the "Fund") at April 30, 2001, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 28, 1998 (commencement of operations) through April 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
June 21, 2001

SALOMON BROTHERS HIGH INCOME FUND II INC

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                            Net Realized &
                                         Net Investment       Unrealized
                                             Income           Gain (Loss)
                                        ----------------- -------------------
Quarters Ended(1)                        Total  Per Share   Total   Per Share
------------------------------------------------------------------------------
July 31, 1999.......................... $22,833 $0.34     $(44,121) $(0.66)
October 31, 1999.......................  24,606  0.37      (28,350)  (0.42)
January 31, 2000.......................  25,079  0.38       (6,790)  (0.10)
April 30, 2000.........................  24,059  0.36      (34,416)  (0.52)
July 31, 2000..........................  21,722  0.32       12,537    0.18
October 31, 2000.......................  24,677  0.37      (53,861)  (0.79)
January 31, 2001.......................  23,039  0.34       25,060    0.36
April 30, 2001.........................  23,131  0.34      (22,811)  (0.33)

--------
(1) Totals expressed in thousands of dollars except per share amounts.

SALOMON BROTHERS HIGH INCOME FUND II INC

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock ("Shares") of Salomon Brothers High Income Fund II Inc ("Fund") will be deemed to have elected to be a participant in the Dividend Reinvestment Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of PFPC Global Fund Services, formerly known as First Data Investor Services Group, Inc. as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

SALOMON BROTHERS HIGH INCOME FUND II INC

If (i) the Agent has not invested the full dividend amount in open market purchases by the date specified at the bottom of the prior page as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified at the bottom of the prior page or (y) in the case of
(ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's

SALOMON BROTHERS HIGH INCOME FUND II INC proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing or by calling 1-800-331-1710. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice

SALOMON BROTHERS HIGH INCOME FUND II INC to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 8030, Boston, Massachusetts 02266-8030.

Additional Shareholder Information (unaudited)

This report is transmitted to the shareholders of Salomon Brothers High Income Fund II Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

SALOMON BROTHERS HIGH INCOME FUND II INC

Directors

DANIEL P. CRONIN
   Vice President -- Associate General Counsel, Pfizer International Inc

HEATH B. MCLENDON
   Managing Director, Salomon Smith Barney Inc.; President and Director, Smith Barney Fund Management LLC and Travelers Investment Advisors, Inc.

RIORDAN ROETT
   Professor and Director,
   Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, Johns Hopkins University

JESWALD W. SALACUSE
   Henry J. Braker Professor of
   Commercial Law, and formerly Dean, The Fletcher School of Law & Diplomacy Tufts University

Officers

HEATH B. MCLENDON
   Chairman and President

LEWIS E. DAIDONE
   Executive Vice President and Treasurer

MAUREEN O'CALLAGHAN
   Executive Vice President

JAMES E. CRAIGE
   Executive Vice President

THOMAS K. FLANAGAN
   Executive Vice President

BETH A. SEMMEL
   Executive Vice President

PETER J. WILBY
   Executive Vice President

ANTHONY PACE
   Controller

CHRISTINA T. SYDOR
   Secretary

Salomon Brothers High Income Fund II Inc
   7 World Trade Center New York, New York 10048 Telephone 1-888-777-0102

INVESTMENT MANAGER
   Salomon Brothers Asset Management Inc 7 World Trade Center New York, New York 10048

CUSTODIAN
   PFPC Trust Company 17th and Chestnut Streets Philadelphia, Pennsylvania
   19103

DIVIDEND DISBURSING AND TRANSFER AGENT
   PFPC Global Fund Services P.O. Box 8030 Boston, Massachusetts 02266-8030

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP 1177 Avenue of the Americas New York, New York
   10036

LEGAL COUNSEL
   Simpson Thacher & Bartlett 425 Lexington Avenue New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
   HIX

      Salomon Brothers
      High Income Fund II Inc


      Annual Report
      April 30, 2001

            -------------------------------
          Salomon Brothers Asset Management
                    --------------------------------------

                                   BULK RATE
                                 U.S. POSTAGE
                                     PAID
                               STATEN ISLAND, NY
                                PERMIT No. 169
PFPC Global Fund Services
P.O. Box 8030
Boston, MA 02266-8030